EXHIBIT 99.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                                   AS ADDED BY
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report of TouchStone Software, Corp. on Form 10-KSB for the year ended December 31, 2002 as filed with the Securities Exchange Commission (the "Report"), I, Jason K. Raza, President and Chief Executive Officer, certify, pursuant to 18 U.S.C.ss. 1350 as added by ss. 906 of the Sarbanes-Oxley Act of 2002 that:

1 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To my knowledge, the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of TouchStone Software, Corp. as of and for the period covered by the Report.



Date: March 28, 2003                  By: /s/ Jason K. Raza
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                                          President and Chief Executive Officer